Federated Hermes Total Return Bond Fund
A Portfolio of Federated Hermes Total Return Series, Inc.
CLASS A SHARES (TICKER TLRAX)
CLASS C SHARES (TICKER TLRCX)
CLASS R SHARES (TICKER FTRKX)
INSTITUTIONAL SHARES (TICKER FTRBX)
SERVICE SHARES (TICKER FTRFX)
CLASS R6 SHARES (TICKER FTRLX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2023
The Board of Directors of Federated Hermes Total Return Series, Inc. (the “Registrant”), on behalf of Federated Hermes Total Return Bond Fund (the “Fund”), approved an amendment to the Investment Advisory Contract between Federated Investment Management Company and the Registrant to reflect a 0.01% reduction in the Fund’s gross investment advisory fee from 0.30% to 0.29%. This reduction is effective August 1, 2023.
1. Accordingly, under the “Fund Summary Information” section under “Risk/Return Summary: Fees and Expenses,” please delete the Fund’s Fee Table and the “Example” table in their entirety and replace them with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Class R Shares (R), Institutional Shares (IS), Service Shares (SS) or Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 22 and in “Appendix B” to this Prospectus.

Shareholder Fees (fees paid directly from your investment)
	A	C	R	IS	SS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	R	IS	SS	R6
Management Fee[1]	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution (12b-1) Fee	0.25%	0.75%	0.50%	None	0.25%	None
Other Expenses	0.43%	0.42%	0.37%	0.15%	0.39%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	0.99%	1.48%	1.18%	0.46%	0.95%	0.41%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.05)%	0.00%	(0.05)%	(0.07)%	(0.26)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.94%	1.48%	1.13%	0.39%	0.69%	0.38%

1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, C, R, IS, SS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 1.47%,1.11%, 0.37%, 0.67% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included your cost would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$546	$751	$973	$1,608
Expenses assuming no redemption	$546	$751	$973	$1,608
C:
Expenses assuming redemption	$251	$468	$808	$1,636
Expenses assuming no redemption	$151	$468	$808	$1,636
R:
Expenses assuming redemption	$120	$375	$649	$1,432
Expenses assuming no redemption	$120	$375	$649	$1,432
IS:
Expenses assuming redemption	$47	$148	$258	$579
Expenses assuming no redemption	$47	$148	$258	$579
SS:
Expenses assuming redemption	$97	$303	$526	$1,166
Expenses assuming no redemption	$97	$303	$526	$1,166
R6:
Expenses assuming redemption	$42	$132	$230	$518
Expenses assuming no redemption	$42	$132	$230	$518
July 19, 2023

Federated Hermes Total Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456039 (7/23)
© 2023 Federated Hermes, Inc.